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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JULY 23, 2003



                            CROGHAN BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



                                     0-20159
                            (Commission File Number)



                      OHIO                              31-1073048
         (State or other jurisdiction of              (IRS Employer
                  incorporation)                   Identification No.)


     323 CROGHAN STREET, FREMONT, OHIO                     43420
  (Address of principal executive offices)               (Zip Code)



                                 (419) 332-7301
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




                          Index to Exhibits on page 4.



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Item 5 - Other Events and Regulation FD Disclosure

On July 23, 2003, Croghan Bancshares, Inc. issued a press release announcing that its Board of Directors has authorized a repurchase program in which up to 5% of Croghan's outstanding common shares may periodically be repurchased in the open market during the six-month period commencing August 1, 2003. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7 - Financial Statements and Exhibits

    (a)  None required.

    (b)  None required.

    (c)  Exhibits.

                 Exhibit Number                      Description
                 --------------                      -----------

                      99                     Press Release dated July 23, 2003

















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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CROGHAN BANCSHARES, INC.
                                                   (Registrant)


Date:  July 23, 2003                           /s/ Steven C. Futrell
                                             -----------------------------------
                                             Steven C. Futrell, President & CEO

















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                                INDEX TO EXHIBITS



         Exhibit Number                              Description
         --------------                              -----------

               99                         Press Release dated July 23, 2003














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